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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 18, 2003


                           Commission File No. 0-29015

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                                      84-0605867
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

           NO.12 JIANCE ROAD, NANGANG DISTRICT, HARBIN, CHINA, 150086
                    (Address of principal executive offices)

                                86-451-8666-6601
                (Issuer's telephone number, including area code)


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ITEM 9  REGULATION FD DISCLOSURE

On July 18, 2003, BH Capital Investments, LP and Excalibur Limited Partnership (together, the "Investors") and the Company entered into an investment agreement (the "Investment Agreement"). Under the terms of the Investment Agreement, the Investor agreed to invest up to US$ 3.0 million to purchase the Company's common stock, $.001 par value per share (the "Common Stock") at a purchase price of 90% of the then-prevailing market price with attached registration rights. In conjunction with the Investment Agreement, the Company and the Investor executed two stock purchase warrant agreements, which provided warrants to the Investors at the inception of signing of the Investment Agreement (the "Warrants"). The Investment Agreement and the Warrants are attached hereto as exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibit 1: Investment Agreement dated July 18, 2003
      Exhibits 2: Stock Purchase Warrant Agreement date July 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ORIENTAL BIOENGINEERING INC.

By:    /s/ Shujun Liu
----------------------------
Name:  Shujun Liu
Title: Chairman and Chief Executive Officer
Dated:  July 22, 2003

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                              INVESTMENT AGREEMENT

         INVESTMENT AGREEMENT (this "AGREEMENT"), dated as of July 18, 2003, by and among American Oriental Bioengineering Inc., a Nevada corporation (the "Company" or "AOBO"), and BH Capital Investments, LP, an Ontario Limited Partnership and Excalibur Limited Partnership, an Ontario Limited Partnership ,, (collectively the "Investors").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein , the Investor shall invest up to $3,000,000 to purchase the Company's common stock, $0.001 par value per share (the "COMMON STOCK");

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the "1933 ACT"), Rule 506 of Regulation D, and the rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW THEREFORE, the Company and the Investor hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings specified or indicated, and such meanings shall be equally applicable to the singular and plural forms of the defined terms.

         "1933 ACT" shall mean the Securities Act of 1933, as it may be amended.

         "1934 ACT" shall mean the Securities Exchange Act of 1934, as it may be amended.

         "AFFILIATE" shall have the meaning specified in Section 5(f).

          "AGREEMENT" shall mean this Investment Agreement.

         "APPROVED MARKET" shall mean the American Stock Exchange, Inc., the New York Stock Exchange, Inc., the Nasdaq National Market System, the Nasdaq SmallCap Market or the National Association of Securities Dealer's, Inc. OTC electronic bulletin board.

         "CLOSING" shall have the meaning specified in Section 2(f).

         "CLOSING DATE" shall mean, as defined in Section 2(f), the date which is three (3) Trading Days following the Put Date.


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                                      -2-

         "COMPANY DESIGNATED MINIMUM PRICE" shall mean a minimum purchase price per Share acceptable to the Company, which price the Company has sole discretion to determine.

         "CONTROL" or "CONTROLS" shall have the meaning specified in Section
5(f).

         "DAILY TRADING VOLUME" shall mean the closing bid price multiplied by the volume of trading in the Shares for a particular full trading day.

         "EFFECTIVE DATE" shall mean the date of this Agreement.

         "ENVIRONMENTAL LAWS" shall have the meaning specified in Section 4(m).

         "ESCROW AGENT" shall mean Computershare Trust Company, Inc.

         "ESCROW AGREEMENT" shall mean the Escrow Agreement entered into between the Company, Investor and Escrow Agent and attached as Exhibit C.

         "EXECUTION DATE" shall mean the date all Transaction Documents are executed by the Company and Investor.

         "INDEMNITEES" shall have the meaning specified in Section 10.

         "INDEMNIFIED LIABILITIES" shall have the meaning specified in Section
10.

         "INEFFECTIVE PERIOD" shall mean any period of time that the Registration Statement or any Supplemental Registration Statement (as defined in the Registration Rights Agreement) becomes outdated, ineffective or unavailable for use for the resale of any or all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

         "INVESTOR" shall mean the undersigned investors.

         "MARKET PRICE" shall mean the average of the five (5) lowest closing bid prices of the Shares over the Pricing Period.

         "MATERIAL ADVERSE EFFECT" shall have the meaning specified in Section 4(a).

         "OPEN PERIOD" shall mean the period beginning on and including the Trading Day immediately following the Effective Date and ending on the termination of the Agreement in accordance with Section 9.

         "PAYMENT AMOUNT" shall have the meaning specified in Section 2(j).

         "PRICING PERIOD" shall mean ten (10) Trading Days before the Put Date.

         "PRINCIPAL MARKET" shall mean the National Association of Securities Dealer's, Inc. OTC electronic bulletin board or, if the Common Stock ceases to be traded on the OTC electronic bulletin board, such other Approved Market on which the Common Stock is principally listed or quoted.


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                                      -3-

         "PROSPECTUS" shall mean the prospectus, preliminary prospectus and supplemental prospectus used in connection with the Registration Statement.

         "PURCHASE AMOUNT" shall mean the total amount being paid by the Investor on a particular Closing Date to purchase the Shares.

         "PURCHASE PRICE" shall mean ninety percent (90%) of the Market Price. If during the Open Period the Company sells any common stock or securities convertible or exchangeable into common stock for cash at a higher percentage discount to the market price of the Common Stock on the date of issuance then the discount percentage to the Purchase Price will automatically and immediately be increase by the same amount except for the issuances of securities on shares of common stock pursuant to an employee benefit or incentive plan or the Warrant issued as part of this agreement.

         "PUT AMOUNT" shall mean, with respect to any single Put Notice, up to one hundred and twenty five percent (125%) of the Weighted Average Daily Dollar Volume of the Common Stock for the 10 trading days prior to Put Notice Date, but in no event shall the Put Amount be less than $50,000.

         "PUT DATE" shall mean fifteen (15) Trading Days after the PUT NOTICE
DATE

         "PUT NOTICE" shall mean a written notice sent to the Investor by the Company stating the Put Amount of Shares the Company intends to sell to the Investor pursuant to the terms of the Agreement and stating the current number of Shares issued and outstanding on such date.

         "PUT NOTICE DATE" shall mean the Trading Day during the Open Period on which the Investor receives a Put Notice, however a Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 5:00 p.m. Eastern Time (receipt being deemed to occur if the Company possesses a facsimile confirmation showing completed transmission by such time), or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 5:00 p.m. Eastern Time on a Trading Day (receipt being documented as described in (i) above). No Put Notice may be deemed delivered on a day that is not a Trading Day.

         "REGISTRATION PERIOD" shall have the meaning specified in Section 5(c).

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Agreement entered into by the Company with Investor for the registration for resale of the Shares issuable as contemplated by this transaction.

         "REGISTRATION STATEMENT" means the registration statement of the Company filed under the 1933 Act covering the Shares issuable in connection with transactions contemplated hereunder.

         "RELATED PARTY" shall have the meaning specified in Section 5(f).


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                                      -4-

         "REPURCHASE EVENT" shall have the meaning specified in Section 2(j).

         "RESOLUTION" shall have the meaning specified in Section 8(f).

         "SEC" shall mean the Securities & Exchange Commission.

         "SEC DOCUMENTS" shall have the meaning specified in Section 4(f).

         "SECURITIES" shall mean the shares of Common Stock and Warrants issued pursuant to the terms of the Agreement.

         "SHARE" OR "SHARES" shall mean the shares of common stock of the Company having a par value of $0.001 per share.

         "SUBSIDIARIES" shall have the meaning specified in Section 4(a).

         "TERMINATION WARRANTS" shall mean the warrants, in substantially the form of Exhibit G attached hereto, issued to the Investors pursuant to Section 9 hereof.

         "TRADING DAY" shall mean any day on which the Principal Market for the Company's common stock is open for trading.

         "TRANSACTION DOCUMENTS" shall mean the Agreement, Registration Rights Agreement and the Escrow Agreement.

         "WARRANTS" shall mean the warrants to be issued or issuable to the Investors hereunder including the Initial Warrants, the Termination Warrants and the 15% Warrants.

         "WARRANT SHARES" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

         "15% WARRANTS" shall mean the warrants, in substantially the form of Exhibit G attached hereto, issued to the Investors pursuant to Section 2(i) hereof.

         "WEIGHTED AVERAGE DAILY DOLLAR VOLUME" shall mean the closing bid price multiplied by the volume of trading of shares for a particular full trading day averaged over specified number of days.

         2. PURCHASE AND SALE OF COMMON STOCK.

         a. PURCHASE AND SALE OF COMMON STOCK. Upon the terms and conditions set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, up to that number of Shares having an aggregate Purchase Price of $3,000,000 and a per Share price equal to the Purchase Price (as defined herein); provided, that the Company is not required to sell and the Investor is not required to purchase, any Share with Share at price less than the Company's designated Minimum Price. Also, upon signing of


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                                      -5-

                  the investment Term Sheet associated with this Investment Agreement, the Company should as soon as practical, but no later than the execution of this Agreement issues Initial Warrants to the Investor covering the rights to purchase 450,000 Shares at the exercise price of $0.30 per share in the form specified in Exhibit G.

         b. DELIVERY OF PUT NOTICES. Subject to the terms and conditions of the Transaction Documents, at any time and from time to time during the Open Period, the Company may, in its sole discretion, deliver a Put Notice to the Investor which states
                  (i) the Put Amount which the Company intends to sell to the Investor during the Pricing Period and (ii) the Company Designated Minimum Price. If the Company fails to designate a Company Designated Minimum Price in a Put Notice, the Company Designated Minimum Price for the related Pricing Period shall be the Purchase Price on the put date. There will be a minimum of fifteen (15) Trading Days between each Put Notice. The Purchase Price shall be equal to 90% of the Market Price.

         c. INVESTOR'S OBLIGATION TO PURCHASE SHARES. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase from the Company at the Closing Date that number of Shares equal to the lesser of (i) the Put Amount set forth in the Put Notice divided by the Purchase Price and (ii) 125% of daily average trading volume of the Shares during the applicable Pricing Period, but only if (i) the said Shares bear no restrictive legend, are not subject to stop transfer instructions and are being held in escrow, pursuant to Section 2(h), prior to the applicable Closing Date; (ii) the Weighted Average Daily Dollar Volume within the Pricing Period shall be at least US$ 100,000; (iii) the average closing bid price shall be at least $1.00 per Share over the Pricing Period, and (iv) the Company is not in default under any of the Transaction Documents.

         d. LIMITATION ON INVESTOR'S OBLIGATION TO PURCHASE SHARES. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and the Company shall in no event sell to the Investor, that number of Shares, which when added to the sum of the number of Shares beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the 1934 Act) by the Investor, would exceed 4.99% of the number of Shares outstanding on the Put Notice Date for such Pricing Period, as determined in accordance with Rule 13d-1(j) promulgated under the 1934 Act. Each Put Notice shall include a representation of the Company as to the number of Shares outstanding on the related Put Notice Date as determined in accordance with Section 13(d) of the 1934 Act. In the event that the number of Share outstanding as determined in accordance with Section 13(d) of the 1934 Act is different on any date during a Pricing Period than the number of Share outstanding on the Put Notice Date associated with such Pricing Period, then the number of Shares outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor would be acquiring beneficial ownership of more than 4.99% of the number of Shares outstanding during such period.


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                                      -6-

         e. CONDITIONS TO INVESTOR'S OBLIGATION TO PURCHASE SHARES. Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Put Notice and require the Investor to purchase any Shares at a Closing (as defined in Section 2(f)) unless each of the following conditions are satisfied:

                  (i) a Registration Statement shall have been declared effective and shall remain effective and available for the immediate resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times during the Pricing Period; Also the Company must not be aware of any circumstances that may result in an Ineffective Period within 3 months of Put Date.

                  (ii) at all times during the period beginning on the related Put Notice Date and ending on and including the related Closing Date, the Common Stock shall have been listed on the Principal Market or Approved Markets and shall not have been suspended from trading, nor has the Company received or been notified of any delisting notices from Approved Market;

                  (iii) the Company has complied in all material respects with its obligations and is otherwise not in breach of a material provision, or in material default under, this Agreement, the Escrow Agreement, the Registration Rights Agreement or the Warrant, which has not been corrected prior to delivery of the Put Notice;

                  (iv) no injunction, rule, regulation, order or ruling shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Common Stock or other transactions contemplated by this Agreement; and

                  (v) the issuance of the Common Stock will not violate the shareholder approval requirements of the Principal Market

                  (vi) the Company has delivered a certificate at each Put Date executed by its Chief Executive Officer to the effect that all conditions have been satisfied.

                           If any of the events described in clauses (i) through
                           (v) above occurs during a Pricing Period, then the Investor shall have no obligation to purchase the Put Amount of Common Stock set forth in the applicable Put Notice.

         f. MECHANICS OF PURCHASE OF SHARES BY INVESTOR. Subject to the satisfaction of the conditions set forth in Sections 2(e), 7 and 8, the closing of the purchase by the Investor of Shares during any Pricing Period (each, a "CLOSING") shall occur on the date which is three (3) Trading Days following the

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                                      -7-

                  applicable Put Date (each, a "CLOSING DATE"). Prior to each Closing Date, (i) the Company shall deliver to the Escrow Agent pursuant to the Escrow Agreement, annexed hereto as Exhibit C, certificates representing the Shares to be issued to the Investor on such date and registered in the name of the Investor or deposit such Shares into the account(s) (with the Investor receiving confirmation that the Shares are in such account(s)) designated by the Investor for the benefit of the Investor and (ii) the Investor shall deliver to the Escrow Agent the Purchase Price to be paid for such Shares (after receipt of confirmation of delivery of such Shares), determined as aforesaid, by wire transfer. In lieu of delivering physical certificates representing the Common Stock and provided that the Company's transfer agent then is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Investor, the Company shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Shares by crediting the account of the Investor's prime broker (which shall be specified by the Investor a reasonably sufficient time in advance) with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system, and provide proof satisfactory to the Escrow Agent of such delivery. In case of electronic delivery of shares, the Escrow Agent with arrange with the transfer agent to transfer the shares on Closing Date before transferring the Purchase Price to the Company.

         g. PARTIAL RELEASE OF SHARES. There shall be no partial release of Shares allowed.

         h. OVERALL LIMIT ON COMMON STOCK ISSUABLE. Notwithstanding anything contained herein to the contrary, during the Open Period, to the extent the Company were to become listed on the Principal Market or Approved Market that limits the number of shares of Common Stock that may be issued without shareholder approval, then the number of Shares issuable by the Company and purchasable by the Investor, including the shares of Common Stock issuable to the Investors pursuant to Section 11(b), shall not exceed that number of the shares of Common Stock that may be issued without shareholder approval, subject to appropriate adjustment for stock splits, stock dividends, combinations or other similar recapitalization affecting the Common Stock (the "MAXIMUM COMMON STOCK ISSUANCE"), UNLESS the issuance of Shares hereunder (including any Common Stock to be issued to the Investors pursuant to Section 11(b)) in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law, the rules of the Principal Market or Approved market and the By-laws and Articles of Incorporation of the Company. The parties understand and agree that the Company's failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Shares hereunder or the Investor's obligation in accordance with the terms and conditions hereof to purchase a number of Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 2(h).

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                                      -8-

         i. THE WARRANTS. The Investor shall receive 15% warrant coverage in 5 year warrants to purchase the Shares with an exercise price equal to 120% of the average of the closing bid price over the Pricing Period with provisions for cashless exercise at the Investor's option. The said warrant is to be issued at each closing on the form attached as Exhibit G.

         j. DELISTING; SUSPENSION. If at any time during a Pricing Period or the twenty (20) Trading Days following the end of any Pricing Period, (i) the Registration Statement, after it has been declared effective, shall not remain effective and available for sale of all the Registrable Securities (as defined in the Registration Rights Agreement), (ii) the Common Stock shall not be listed on the Principal Market or shall have been suspended from trading thereon (excluding suspensions of not more than one Trading Day resulting from business announcements by the Company) or the Company shall have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock, (iii) the Registration Statement is no longer effective or becomes stale for a period of more than ten (10) Trading Days as a result of the Company's failure to timely file its financials, the Company shall have obligation to repurchase within thirty (30) calendar days of the occurrence of one of the events listed in clauses (i), (ii) or (iii) above (each a "REPURCHASE EVENT"), subject to the limitations imposed by applicable federal and state law, all or any part of the Shares issued to the Investor and then held by the Investor at a price per Share equal to the highest closing sale price on any day during the period beginning on the date of the Repurchase Event and ending on and including the date on which the Investor is paid by the Company for the repurchase of the Shares (the "PAYMENT AMOUNT"). If the Company fails to pay to the Investor the full aggregate Payment Amount within ten (10) calendar days after the occurrence of a Repurchase Event, the Company shall pay to the Investor compounded annual interest of 18% on such Payment Amount during the period, beginning on the day following such tenth calendar day, during which such Payment Amount, or any portion thereof, is outstanding.

         3. INVESTOR'S REPRESENTATIONS AND WARRANTIES. The Investor represents and warrants to the Company that:

         a. SOPHISTICATED INVESTOR. The Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities. The Investor acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to the records of the Company and its Subsidiaries and to the officers of the Company and its subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

         b. INFORMATION. The Investor understands that its investment in the Shares involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.


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                                      -9-

         c. ORGANIZATION. The Investor is a limited partnership duly organized, validly existing and in good standing under the laws of Ontario, Canada.

         d. AUTHORIZATION; ENFORCEMENT. The Investor has the requisite power and authority to enter into and perform its obligations under the Transaction Documents in accordance with the terms hereof and thereof, (i) the execution and delivery of the Transaction Documents by the Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by the Investor and no further consent or authorization is required by the Investor,
                  (ii) the Transaction Documents have been duly and validly executed and delivered by the Investor, and (iii) the Transaction Documents constitute the valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         e. COMPLIANCE WITH THE SECURITIES LAWS. During the Open Period, the Investor will comply with all of the provisions of federal securities laws, and the rules promulgated thereunder, with respect to its transactions involving the Common Stock.

         f. ACCREDITED INVESTOR. Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the 1933 Act.

         g. NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not result in a violation of documents of organization of the Investor.

         h. ACKNOWLEDGEMENTS. The Investor acknowledges that in the ordinary course of the Company's business, the Company's stock price and volume have been and are likely to continue to be highly volatile; provided, that, the foregoing acknowledgement is not intended to relieve the Company from any liability or diminish the Company's liability under this Agreement for a breach of its representations or warranties made to the Investor herein.

         i. The Investor is not a broker-dealer or an affiliate of a broker-dealer in the United States and is purchasing the Securities for its own account.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Schedules attached hereto, the Company represents and warrants to the Investor that:


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                                      -10-

         a. ORGANIZATION AND QUALIFICATION. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns more than 50% of the outstanding capital stock or holds an equity or similar interest representing at least 50% of the outstanding equity or similar interests of such entity) (a complete list of which is set forth in Schedule 4(a)) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 1 and 4(b)below).

         b.       AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS.
                  (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, and to issue the Shares and Warrants in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance of the Shares and Warrants pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, except for, if required by the Principal Market, approval by the Company's shareholders prior to the issuance of a number of shares of Common Stock equal to or in excess of 20% of the number of shares of Common Stock outstanding immediately prior to the date hereof, (iii) the Transaction Documents have been duly and validly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedy

         c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 60,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, of which as of June 30, 2003, 31,625,827 shares of Common Stock and 1,000,000 shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. (i) No shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries,
                  (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement,
                  (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) there is no dispute as to the class of any shares of the Company's capital stock. The Company has furnished to the Investor, or the Investor has had access through EDGAR to, true and correct copies of the Company's Articles of Incorporation, as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS `), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         d. ISSUANCE OF SHARES. Upon issuance in accordance with this Agreement and the Warrants, the Securities and the Warrant shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Subject to the accuracy of the Investor's representations in the Article 3, the Company's sales of the Securities do not and will not require registration under the Securities Act and any applicable State securities laws

         e. NO CONFLICTS. Except as disclosed in Schedule 4(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not
                  (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws; or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Principal Market or principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof.

         f. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1933 Act and the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Investor or its representatives, or they have had access through EDGAR, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         g. ABSENCE OF CERTAIN CHANGES. Except as disclosed in Schedule 4(g) of the SEC Documents filed at least five (5) days prior to the date hereof, since November 30, 2001, there has been no change or development in the business, properties, assets, operations, financial condition or results of operations of the Company or its Subsidiaries which has had or, to the knowledge of the Company and its Subsidiaries, reasonably could have a Material Adverse effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

         h. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect.

         i. ACKNOWLEDGMENT REGARDING INVESTOR'S PURCHASE OF SHARES. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

         j. NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. No event, liability, development or circumstance has occurred or exists, or to its knowledge is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, assets, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Shares and which has not been publicly announced.

         k. EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened.

         l. INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated or infringe the intellectual property of another party.

         m. ENVIRONMENTAL LAWS. The Company and its Subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety ("ENVIRONMENTAL LAWS").

         n. TITLE. The Company and its Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens and encumbrances.

         o. INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks that are customary in its industry and with customary coverage amounts.

         p. REGULATORY PERMITS. The Company and its Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, except where the failure to possess such certificates, approvals, authorizations or permits would not result in a Material Adverse Effect.

         q. INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization.

         r. TAX STATUS. The Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         s. CERTAIN TRANSACTIONS. Except for those already disclosed in the SEC documents and for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors).

         t. DILUTIVE EFFECT. The Company understands and acknowledges that the number of shares of Common Stock issuable upon purchases may have dilutive effect on the ownership interests of other shareholders of the Company.

         u. LOCK UP PERIOD. The Company shall not, without the prior written consent of the Investor for one (1) year from Effective Date, make any offerings of common stock or securities convertible into common stock at a discount exceeding 10% from the market price of the Common Stock on the date of issuance. If within the one (1) year lock up period the Company sells any common stock or securities convertible into common stock for cash at a discount of more than 10%, the discount to the Purchase Price for the Investor shall also be adjusted by the same percentage amount.

         v. NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) or has engaged or will engage in any directed selling efforts in violation of the requirements of Regulation S in connection with the offer or sale of the Securities offered hereby.

         5. COVENANTS.

         a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

         b. SECURITIES LAW COMPLIANCE. The Company shall, at its sole cost and expense, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Investor at each of the Closings pursuant to this Agreement under applicable federal and state securities or "Blue Sky" laws in the United States.

         c. REPORTING STATUS. Until the earlier to occur of (i) the first date which is after the date this Agreement is terminated pursuant to Section 9 and on which the Holders (as that term is defined in the Registration Rights Agreement) may sell all of the Securities acquired pursuant to this Agreement without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), and (ii) the date on which (A) the Holders shall have sold all the Securities issuable hereunder and (B) this Agreement has been terminated pursuant to Section 9 (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting company under the 1934 Act.

         d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares (excluding amounts paid by the Company for fees as set forth in the Transaction Documents) in order to expand the Company's business, to pursue mergers and acquisitions and for other legally permissible general corporate and working capital purposes.

         e. LISTING. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon the Principal Market and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one trading day resulting from business announcements by the Company).

         f. TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, shareholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "RELATED PARTY"), except for (i) customary employment arrangements and benefit programs on reasonable terms, (ii) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (iii) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

         g. FILING OF FORM 8-K. On or before the date required by applicable law, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents in the form required by the 1934 Act, if such filing is required.

         h. CORPORATE EXISTENCE. The Company shall use its best efforts to preserve and continue the corporate existence of the Company.

         6. NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE A PUT. The Company shall promptly notify Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Shares: (i) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (ii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The maximum period for such suspension will be restricted to 60 days in aggregate during any 365 day period. In case the period of suspension exceeds 60 days, it will be a Repurchase Event as defined in Section 2(j). The Company cannot deliver to the Investor any Put Notice during the continuation of the foregoing events

         7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation hereunder of the Company to issue and sell the Shares to the Investor is further subject to the satisfaction, at or before each Closing Date, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. The Investor shall have executed each of the Transaction Documents and deliver the same to the Company.

         b. The Investor shall have delivered to the Escrow Agent on behalf of the Company and the Escrow Agent on behalf of the Company shall have received the Purchase Price for the Shares being purchased by the Investor at such Closing (after receipt of confirmation of delivery of such Shares) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

         c. The representations and warranties of the Investor shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to such Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         8. FURTHER CONDITIONS OF THE INVESTOR'S OBLIGATION TO PURCHASE. The obligation of the Investor hereunder to purchase Shares is subject to the satisfaction, on or before each Closing Date, of each of the following conditions set forth below.

         a. The Company shall have executed each of the Transaction Documents and delivered the same to the Investor.

         b. The Common Stock shall be authorized for quotation on the Principal Market and trading in the Common Stock shall not have been suspended by the Principal Market or the SEC, at any time beginning on the date hereof and through and including the respective Closing Date (excluding suspensions of not more than one Trading Day resulting from business announcements by the Company, provided that such suspensions occur and are lifted prior to the Company's delivery of the Put Notice related to such Closing).

         c. The representations and warranties of the Company shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for (i) representations and warranties that speak as of a specific date and (ii) with respect to the representations made in Sections 4(g), (h) and (j) hereof, events which occur on or after the date of this Agreement and are disclosed in SEC filings) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company on or before such Closing Date. The Investor may request an update as of such Closing Date regarding the representation contained in Section 4(c) above.

         d. Investor shall have received an opinion letter of the Company's counsel on or before the first Closing Date.

         e. The Company shall have executed and delivered to the Escrow Agent or Investor the certificates representing, or have executed electronic book-entry transfer of, the Shares, (in such denominations as such Investor shall request) being purchased by the Investor at such Closing.

         f. The board of directors of the Company shall have adopted resolutions consistent with Section 4(b)(ii) above and in a form reasonably acceptable to the Investor (the "RESOLUTIONS") and such Resolutions shall not have been amended or rescinded prior to such Closing Date.

         g. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         h. The Registration Statement shall be effective on each Closing Date and no stop order suspending the effectiveness of the Registration statement shall be in effect or shall be pending or threatened.

         i. There shall have been no filing of a petition in bankruptcy, either voluntarily or involuntarily, with respect to the Company and there shall not have been commenced any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, and there shall have been no calling of a meeting of creditors of the Company or appointment of a committee of creditors or liquidating agents or offering of a composition or extension to creditors by, for, with or without the consent or acquiescence of the Company.

         j. The conditions to such Closing set forth in Section 2(e) shall have been satisfied on or before such Closing Date.

         9. TERMINATION. This Agreement shall terminate upon any of the following events:

         a. when the Investor has purchased an aggregate of $3,000,000 in the Common Stock of the Company pursuant to this Agreement; provided that the Company's representations, warranties and covenants contained in this Agreement insofar as applicable to the transactions consummated hereunder prior to such termination, shall survive the termination of this Agreement for the period of any applicable statute of limitations;

         b.       on the date which is twelve (12) months after the Effective
                  Date;

         c. if the Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company;

         d. at any time by the Company if (a) the Investor fails to deliver the appropriate funds to the Company for the purchase of the Shares pursuant to this Agreement within three (3) Trading Days after any Closing Date (regardless of whether such failure is subsequently cured), (b) the Investor materially breaches any of its obligations under this Agreement or the Registration Rights Agreement, or (c) the Investor receives notice from a governmental or self-regulatory agency that the Investor does not then possess one or more required registrations or approvals to perform it obligations under this Agreement;

         e. the trading of the Common Stock is suspended by the SEC, the Principal Market or the NASD for a period of thirty days (30) cummulative Trading Days during the Open Period; (vii) the Registration Statement has not been declared effective within one hundred and eighty days (180) calendar days of the date hereof;

         f. The Common Stock ceases to be registered under the 1934 Act or listed or traded on the Principal Market or Approved Markets;

         g. The Company requires shareholder approval under Nasdaq rules to issue additional shares and such approval is not obtained within 60 days from the date when the Company has issued its 19.9% maximum allowable shares; or

         h.       at any time by the Investor upon a Repurchase Event; or

         i.       at any time by the Company, in its sole discretion.

         Upon the occurrence of one of the above-described events, the Company shall send written notice of such event to the Investor; provided that the Investor shall provide the Company with written notice of its receipt of a notice pursuant to subsection (iv)(c).

         Upon Termination, if the Company has not drawn a minimum of $750,000 under the Agreement (whether due to failure to draw or a breach by Company), the Company shall issue to Investor, upon Termination, number of warrants that cover for the undrawn balance which equals to $750,000 minus the drawn amount before the Termination ("Undrawn Balance") with an exercise price equal to 100% of the average of the closing bid prices of the Shares over one month period prior to Termination. The form of the warrants will be the same as stipulated in Exhibit G and the number of shares issuable upon exercise of the warrants will be equaled to the Undrawn Balance divided by 100% of the average of the closing bid prices of the Share over one month period prior to Termination.

         10. INDEMNIFICATION.

         a. In consideration of the Investor's execution and delivery of the this Agreement and acquiring the Shares hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its officers, directors, employees and direct investors and any of the foregoing person's agents or other representatives from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, reasonable fees, liabilities and damages, and reasonable expenses in connection therewith as a result of any misrepresentation or breach of any material representation or warranty covenant or agreement made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby.

         b. In consideration of the Company's execution and delivery of the Agreement, and in addition to all of the Company's other obligations under the Transaction Documents, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees, shareholders and any of the foregoing persons' agents or other representatives from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, reasonable fees, liabilities and damages, and expenses in connection and therewith as a result of any illegal or grossly negligent or wilfully wrongful actions concerning or related to the trading of the Shares.

         11. GOVERNING LAW; MISCELLANEOUS.

         a.       GOVERNING LAW.

                  (i) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively resolved by an arbitration tribunal (the "Tribunal") in accordance with the Arbitration Rules of the American Arbitration Association ("AAA") as at present in force. THE DECISION OF THE TRIBUNAL SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO.

                  (ii) The arbitration shall take place in New York City, the State of New York and shall be conducted in the English language. The parties hereby submit themselves to the exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of New York under the auspices of AAA. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by the Company, one to be appointed by the Consultant and a third by the two arbitrators so selected.

                  (iii) Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties; either party may apply to any court of competent jurisdiction in the State of New York for enforcement of any award granted by the Tribunal.

                  (iv) To the extent permitted by law, the award of the Tribunal may include, without limitation, one or more of the following: a monetary award, a declaration of rights, an order of specific performance, an injunction, reformation of the contract.

                  (v) The cash expenses of the arbitration (including without limitation reasonable fees and expenses of counsel, experts and consultants) shall be borne by the Party against whom the decision of the arbitrators is rendered; provided that if a Party prevails only partially, such Party shall be entitled to be reimbursed for such costs and expenses in the proportion that the dollar amount successfully claimed by the prevailing Party bears to the aggregate dollar amount claimed.

                  (vi) During the period when a dispute is being resolved, except for the matter being disputed, the parties shall in all other respects continue to abide by the terms of this Agreement.

         b.       COMMITMENT FEES; ADVISORY FEES; LEGAL FEES; AND ESCROW FEES.

                  (i) Upon execution of this Agreement, the Company shall issue warrants for purchasing 300,000 shares of common stock to FirsTrust Group, Inc. or its designee. The warrants shall have the same terms, including registration rights, as the Investors' warrants. The exercise price of the warrants shall be $0.30 per Share. The warrants shall have a cashless exercise provision, be exercisable immediately after the date of issuance, and shall expire 5 years after the date of issuance, unless otherwise extended by the Company. The warrants shall also be transferable, subject only to the securities laws, by the holders thereof.

                  (ii) The Company has paid to Investors' counsel, Wyrick Robbins Yates & Ponton LLP, a fee of $3,000 for its initial review of the Transaction Documents. The Company shall also pay the fees and expenses, if any, of Investor's counsel as may be necessary to complete the Registration Statement.

                  (iii) The Company shall also pay the Escrow Agent for escrow services pursuant to a separate escrow agreement.

                  (iv) Except as otherwise set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. In the event that any suit or action is instituted to enforce any provision of this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, all fees, costs and expenses of appeals. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Securities issued pursuant hereto.

         c. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         d. HEADINGS; SINGULAR/PLURAL. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine.

         e. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         f. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

         g. NOTICES. Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing (including electronic forms of communication) and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                  No. 12 Jiance Road, Nangang District
                  Harbin, China
                  Attention: Shujun Liu, Chairman and CEO

                  with a copy to:

                  Davies Ward Phillips & Vineberg LLP
                  625 Madison Avenue, 12th Floor, New York
                  NY 10022, USA

                  If to the Investor:

                  At the Address given on Signature Page

                  With a copy to:

                  Wyrick Robbins Yates & Ponton LLp
                  4101 Lake Boone Trail, Suite 300
                  Raleigh, North Carolina 27607
                  Attention: Kevin A. Prakke
                  Fax: (919) 781-4865

                  Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

         h.       NO ASSIGNMENT. This Agreement may not be assigned.

         i. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         j. SURVIVAL. The representations and warranties of the Company and the Investor contained in Sections 3 and 4, the agreements and covenants set forth in Sections 5 and 6, and the indemnification provisions set forth in Section 10, shall survive each of the Closings; but in no event shall any other provisions of this Agreement survive the termination of this Agreement in accordance with Section 9.

         k. PUBLICITY. The Company and Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or the rules of a stock exchange, in which such case the disclosing party shall use commercially reasonable efforts to provide the other parties with prior notice of such public statement. Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities 1933 Act or the 1934 Act. Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

         l. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         m. BROKER'S FEES. Except as set forth in Section 11(b) hereof, party hereto represents and warrants that no placement agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated by the Transaction Documents. Each party hereto further agrees to indemnify each the other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11(m) being untrue.

         n. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         o. REMEDIES. The Investor and each holder of the Shares shall have all rights and remedies set forth in this Agreement and the Registration Rights Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorneys fees and costs, and to exercise all other rights granted by law.

         p. PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Investor hereunder or the Registration Rights Agreement or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         q. CHOICE OF LAW. This Agreement shall be construed under the laws of the State of New York, without regard to choice of law provisions

                [Balance of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have caused this Investment Agreement to be duly executed as of the day and year first above written.



                                         AMERICAN ORIENTAL BIOENGINEERING, INC.



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title: President and CEO



                                         BH Capital Investments, LP

 175 Bloor Street East,
 South Tower, Suite 705,
 Toronto, ON M4W 3R8
 Canada

                                         By: /s/ Henry Brachfeld
                                             -----------------------------------
                                             Name: Henry Brachfeld
                                             Title: President of General Partner

                                                 Excalibur Limited Partnership

 33 Prince Arthur Avenue,
 Toronto, ON M5R 1B2
 Canada

                                         By: /s/ William S. Hechter
                                             -----------------------------------
                                             Name: William S. Hechter
                                             Title: President of General Partner

                                LIST OF EXHIBITS

                                -----------------

EXHIBIT A                  Registration Rights Agreement
EXHIBIT B                  Opinion of Company's Counsel

EXHIBIT C                  Escrow Agreement
EXHIBIT D                  Broker Representation Letter
EXHIBIT F                  Put Notice

EXHIBIT G                  Form of Warrants

                                    EXHIBIT D

                              [BROKER'S LETTERHEAD]

Date
Via Facsimile

Attention:

----------------------
----------------------
----------------------

         Re:      AMERICAN ORIENTAL BIOENGINEERING, INC.

Dear __________________:

         It is our understanding that the Form______ Registration Statement bearing SEC File Number ( ___-______) filed by AMERICAN ORIENTAL BIOENGINEERING, INC. on Form _____ on __________, 200_ was declared effective on _________, 200_.

         This letter shall confirm that ______________ shares of the common stock of AMERICAN ORIENTAL BIOENGINEERING, INC. are being sold on behalf of __________________ and that we shall comply with the prospectus delivery requirements set forth in that Registration Statement by filing the same with the purchaser.

         If you have any questions please do not hesitate to call.

                                                 Sincerely,



                                                 ----------------------

                                    EXHIBIT F

PUT NOTICE NO. ______

         AMERICAN ORIENTAL BIOENGINEERING, INC.., a Nevada corporation (the "Company"), hereby elects to exercise its right pursuant to the Investment Agreement to require Investor to purchase shares of its common stock. The Company hereby certifies that:

         1.       The Put Amount is: $_______________.

         2. The Pricing Period runs from ________________ to _________________.

          3. The current number of shares of common stock issued and outstanding as of _____________ are __________________________.

         4. The Company Designated Minimum Price is: $ _____________________.



The undersigned has executed this Put Notice as of this __ day of ______, 200_.



                                          AMERICAN ORIENTAL BIOENGINEERING, INC.



                                          By:
                                              ----------------------------------
                                              Name and Title:

                                    EXHIBIT G

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGULATION S OF THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT, SUPPORTED IN EACH CASE (OTHER THAN PURSUANT TO A REGISTRATION STATEMENT) BY AN OPINION OF COUNSEL.


                             STOCK PURCHASE WARRANT

                  To Purchase 225,000 Shares of Common Stock of

                     American Oriental Bioengineering, Inc.

         THIS CERTIFIES that, for value received, BH Capital Investments, LP (the "HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the close of business on five (5) years from the date hereof (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from AMERICAN ORIENTAL BIOENGINEERING, INC., a Nevada corporation (the "COMPANY"), two hundred and twenty five thousand (225,000) shares (the "WARRANT SHARES") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The per share purchase price of the Warrant Shares (the "EXERCISE PRICE") shall be $0.30.

         1. TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. EXERCISE OF WARRANT. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by faxing the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The Company will make best efforts to issue shares electronically to the DTC account nominated by the Holder. This Warrant may also be exercised in whole or in part by means of a "cashless exercise" by tendering this Warrant to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon such exercise of this Warrant and the total cash exercise price of that part of the Warrant being exercised. "MARKET VALUE" for this purpose shall be the closing price of the Common Stock as reported by Bloomberg L.P. on the date of such cashless exercise. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a the Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

         5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

         7. TRANSFER, DIVISION AND COMBINATION.

                  (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

         8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

                  (a) STOCK SPLITS, ETC. The number and kind of securities purchasable upon the exercise of this Warrant and payment of the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to the Holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume in writing or by by operation of law the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         12. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         13. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

14. REGISTRATION. The Company shall prepare, and, as soon as practicable, but in no event later than August 15, 2003, file with the SEC a Registration Statement covering the resale of all of the Warrant Shares. The Company shall use its best efforts to have each Registration Statement declared effective by the SEC as soon as practicable. If at any time the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8) the Company shall include in such Registration Statement all Warrant Shares then outstanding. The Warrant Shares shall have the registration rights set forth in the Registration rights Agreement between the Company and the initial Holder dated July 18, 2003.

         15. NOTICE OF CORPORATE ACTION. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or Other Property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

         16. AUTHORIZED SHARES.

                  (a) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  (b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  (c) Upon the request of the the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                  (d) Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

                  (e) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17. MISCELLANEOUS.

                  (a) JURISDICTION. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

                  (b) RESTRICTIONS. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) REMEDIES. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, reasonable attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; PROVIDED, HOWEVER, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the Holder's bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

                  (i) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (j) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (k) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be executed by its officer thereunto duly authorized.



Dated:  July 18, 2003


                                          American Oriental Bioengineering, Inc.

                                          By:
                                          Name:
                                          Title:

                               NOTICE OF EXERCISE



To:      [Transfer Agent]

         (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of American Oriental Bioengineering, Inc. (the "Company") pursuant to the terms of the attached Warrant, and (check one:) [ ] tenders herewith payment of the exercise price in full OR [ ] tenders the Warrant for cashless exercise, together with all applicable transfer taxes, if any.

         (2) Calculation of cashless exercise value, if applicable:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

         (3) The undersigned hereby restates and confirms the continued accuracy of the investment representations made by the Investors under Section 3 of the Investment Agreement dated July ___, 2003 by and between the Company and the Investors signatory thereto, as applicable to the undersigned on the date hereof.

         (4) The undersigned hereby request to electonically issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                          _______________________________
                          (Name)

                          _______________________________
                          (Address)

                          _______________________________


Dated: _____________, _____


                                             ___________________________________
                                             Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the Warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________

_______________________________________________________________

                                                 Dated:  ______________, _______


                  Holder's Signature: _____________________________

                  Holder's Address:   _____________________________

                                      _____________________________


Signature Guaranteed:  ___________________________________________


Any assignee receiving this Warrant in a non-public resale transaction must be an accredited investor as that term is defined under the Securities act of 1933, as amended, and the rules and regulations promulgated thereunder.


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                    EXHIBIT G

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGULATION S OF THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT, SUPPORTED IN EACH CASE (OTHER THAN PURSUANT TO A REGISTRATION STATEMENT) BY AN OPINION OF COUNSEL.


                             STOCK PURCHASE WARRANT

                  To Purchase 225,000 Shares of Common Stock of

                     American Oriental Bioengineering, Inc.

         THIS CERTIFIES that, for value received, Excalibur Limited Partnership (the "HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the close of business on five (5) years from the date hereof (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from AMERICAN ORIENTAL BIOENGINEERING, INC., a Nevada corporation (the "COMPANY"), two hundred and twenty five thousand (225,000) shares (the "WARRANT SHARES") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The per share purchase price of the Warrant Shares (the "EXERCISE PRICE") shall be $0.30.

         1. TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. EXERCISE OF WARRANT. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by faxing the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The Company will make best efforts to issue shares electronically to the DTC account nominated by the Holder. This Warrant may also be exercised in whole or in part by means of a "cashless exercise" by tendering this Warrant to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon such exercise of this Warrant and the total cash exercise price of that part of the Warrant being exercised. "MARKET VALUE" for this purpose shall be the closing price of the Common Stock as reported by Bloomberg L.P. on the date of such cashless exercise. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a the Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

         5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

         7. TRANSFER, DIVISION AND COMBINATION.

                  (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

         8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

                  (a) STOCK SPLITS, ETC. The number and kind of securities purchasable upon the exercise of this Warrant and payment of the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to the Holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume in writing or by by operation of law the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         12. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         13. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

         14. REGISTRATION. The Company shall prepare, and, as soon as practicable, but in no event later than August 15, 2003, file with the SEC a Registration Statement covering the resale of all of the Warrant Shares. The Company shall use its best efforts to have each Registration Statement declared effective by the SEC as soon as practicable. If at any time the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8) the Company shall include in such Registration Statement all Warrant Shares then outstanding. The Warrant Shares shall have the registration rights set forth in the Registration rights Agreement between the Company and the initial Holder dated July 18, 2003.

         15. NOTICE OF CORPORATE ACTION. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or Other Property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

         16. AUTHORIZED SHARES.

                  (a) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  (b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  (c) Upon the request of the the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                  (d) Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

                  (e) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17. MISCELLANEOUS.

                  (a) JURISDICTION. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

                  (b) RESTRICTIONS. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) REMEDIES. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, reasonable attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; PROVIDED, HOWEVER, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the Holder's bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

                  (i) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (j) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (k) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be executed by its officer thereunto duly authorized.



Dated:  July 18, 2003


                                          American Oriental Bioengineering, Inc.

                                          By:
                                          Name:
                                          Title:

                               NOTICE OF EXERCISE



To: [Transfer Agent]

         (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of American Oriental Bioengineering, Inc. (the "Company") pursuant to the terms of the attached Warrant, and (check one:) [ ] tenders herewith payment of the exercise price in full OR [ ] tenders the Warrant for cashless exercise, together with all applicable transfer taxes, if any.

         (2) Calculation of cashless exercise value, if applicable:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

         (3) The undersigned hereby restates and confirms the continued accuracy of the investment representations made by the Investors under Section 3 of the Investment Agreement dated July ___, 2003 by and between the Company and the Investors signatory thereto, as applicable to the undersigned on the date hereof.

         (4) The undersigned hereby request to electonically issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                             _______________________________
                             (Name)

                             _______________________________
                             (Address)

                             _______________________________


Dated: ____________, _____


                                               _________________________________
                                               Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the Warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________

_______________________________________________________________

                                                 Dated:  ______________, _______


                           Holder's Signature: _____________________________

                           Holder's Address:   _____________________________

                                               _____________________________


Signature Guaranteed:  ___________________________________________


Any assignee receiving this Warrant in a non-public resale transaction must be an accredited investor as that term is defined under the Securities act of 1933, as amended, and the rules and regulations promulgated thereunder.


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.